UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 30, 2003
                        (Date of earliest event reported)


                                VASOMEDICAL, INC.
             (Exact name of registrant as Specified in its Charter)


        Delaware                   0-18105                   11-2871434
       ----------                 ---------                 ------------
(State or other jurisdiction of  Commission                (I.R.S. Employer
 incorporation or organization)  File Number)           Identification Number)

180 Linden Avenue, Westbury, New York                          11590
-------------------------------------                          -----
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code        (516) 997-4600
                                                           -------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events

     Effective June 30, 2003, Gregory Cash was appointed Chief Executive Officer and a director of the Company. At the same time, the Company entered into a modification of his Employment Agreement. Mr. Cash has also retained the position of President.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

          10 Modification to Employment Agreement between the Company and Gregory Cash dated as of June 30, 2003.


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              VASOMEDICAL, INC.


                              By:  /s/ Joseph A. Giacalone
                                   -----------------------
                                   Joseph A. Giacalone
                                   Chief Financial Officer

Dated:   July 3, 2003